Accumulator® Series 8.1, Accumulator® Series 7.0, and Accumulator® Series 6.0 Flexible Premium Group and Individual Deferred Combination Variable and Fixed Annuity Contracts

issued by
Separate Account EQ of Venerable Insurance and Annuity Company
and
Venerable Insurance and Annuity Company

Supplement Dated June 30, 2026

This supplement updates the most recent Prospectus and Summary Prospectuses for your variable annuity Contract and subsequent supplements thereto. Please read it carefully and keep it with your copy of the Prospectus and Summary Prospectuses for future reference.

NOTICE OF IMPORTANT INFORMATION ABOUT THE
EQ/Core Bond Index Portfolio and the EQ/Intermediate Government Bond Portfolio

Effective on or about July 29, 2026, AllianceBernstein L.P. (“AllianceBernstein”) replaced SSGA Funds Management, Inc. (“SSGA FM”) as the subadviser to the EQ/Core Bond Index Portfolio and the EQ/Intermediate Government Bond Portfolio, Funds available through your Contract. Accordingly, SSGA FM is removed and AllianceBernstein is added as the Subadviser for each of these Funds as found in Appendix A of your most recent Prospectus and Summary Prospectuses, as subsequently supplemented.

MORE INFORMATION IS AVAILABLE

More information about the EQ/Core Bond Index Portfolio and the EQ/Intermediate Government Bond Portfolio, including information about AllianceBernstein and the risks associated with investing in these Funds, can be found in the current prospectus and Statement of Additional Information for each Fund. You may view these documents online at https://docs.venerable.com or get copies by contacting:

Customer Service
P.O. Box 9271
Des Moines, Iowa 50306-9271
(800) 366-0066

If you received a summary prospectus for any of the Funds available through your Contract, you may obtain a full prospectus and other fund information free of charge by either accessing the internet address, calling the telephone number or sending an email request to the email address shown on the front of the Fund’s summary prospectus.

Page 1 of 1	June 2026